                                                                    Exhibit 99.2


                                DQE ENTERPRISES
                      Consolidating YTD Income Statement
                        For the Periods Ending 12/31/99

                                Allegheny                            Property    Keystone
                               Development      DQE                  Venture       Power
                               Corporation  Enterprises   OnDemand     Ltd.      Services    JLK            Eliminations    Total
                               -----------  -----------  ----------  ----------  --------  -------  ------  ------------  ----------
RENTALS                                  0            0           0  10,789,572         0        0       0            0   10,789,572
ASSET SALES                              0            0           0  44,662,633         0        0       0            0   44,662,633
ENERGY SALES                    12,380,832            0           0           0         0        0       0            0   12,380,832
OTHER REVENUES                           0      150,884           0           0         0        0       0            0      150,884
DIVIDENDS                                0    2,873,357           0           0         0        0       0   (2,175,016)     698,341
ON DEMAND ENERGY REVENUE                 0            0   3,113,510           0         0        0       0     (252,826)   2,860,684
JLK TECHNOLOGY REVENUES                  0            0           0           0         0  338,475       0            0      338,475
                               -----------  -----------  ----------  ----------  --------  -------  ------  ------------  ----------
TOTAL REVENUES                  12,380,832    3,024,241   3,113,510  55,452,205         0  338,475       0   (2,427,842)  71,881,421

SALARIES                            16,600      859,118     235,862     131,168         0        0       0            0    1,242,748
DEPRECIATION & AMORTIZATION        757,440       84,881     199,330   2,612,925   609,236      636       0            0    4,264,448
EMPLOYEE EXPENSES                      365      230,472      85,063       5,504         0        0       0            0      321,404
OFFICE SUPPLIES AND EXPENSES           838       40,745      25,976       6,184       199        0       0            0       73,942
PAYROLL FRINGES AND TAXES            4,464      248,996     206,274      47,558         0        0       0            0      507,292
RENT EXPENSE                         9,583       96,012      91,620      53,385         0        0       0            0      250,600
TELEPHONE EXPENSE                    2,132       50,800      51,413       8,543         0        0       0            0      112,888
OFFICE EQUIPMENT LEASES                  0        5,098           0         165         0        0       0            0        5,263
INSURANCE EXPENSE                   46,924       12,888      11,094      19,462         0        0       0            0       90,368
MISCELLANEOUS EXPENSE                5,391       23,748         (55)      9,745         0       50       0            0       38,879
DLC-OTHER SERVICES                     378       16,196           0           0         0        0       0            0       16,574
DLC-A&G CHARGE                         256       15,804       2,166       2,773         0        0       0            0       20,999
DQE COST ALLOCATION                      0      484,681           0           0         0        0       0            0      484,681
MANAGEMENT FEE                     622,753            0           0   3,719,869         0        0       0   (4,342,622)           0
ADVERTISING & PROMOTION                  0            0      47,564           0         0        0       0            0       47,564
OUTSIDE ACCOUNTING SERVICES              0            0         375           0         0        0       0            0          375
OUTSIDE LEGAL SERVICES                   0      322,739       2,940     144,740         0        0       0            0      470,419
OTHER OUTSIDE SERVICES                   0    1,053,399      56,023      35,140         0        0       0     (252,826)     891,736
OUTSIDE ENGINEERING SERVICES             0            0           0       3,718         0        0       0            0        3,718
MANAGEMENT SERVICES                124,350            0           0           0         0        0       0            0      124,350
STATE CAPITAL STOCK TAX            136,474     (175,832)        308     344,522    89,708      300       0            0      395,480
PROPERTY TAX                             0            0           0      24,703         0        0       0            0       24,703
PGH BUSINESS PRIVILEGE TAX               0            0       8,069      47,336         0        0       0            0       55,405

                                DQE ENTERPRISES
                      Consolidating YTD Income Statement
                        For the Periods Ending 12/31/99


                                Allegheny                             Property    Keystone
                               Development      DQE                   Venture      Power
                               Corporation  Enterprises   On Demand     Ltd.      Services    JLK            Eliminations    Total
                               -----------  -----------  ----------  ----------  ---------  -------  ------ ------------  ----------
COST OF ASSETS SOLD                      0            0           0  29,070,649          0        0       0           0   29,070,649
ADC OPERATING EXPENSES           6,820,849            0           0           0          0        0       0           0    6,820,849
BROADPOINT OPERATING EXPENSES            0       25,000           0           0          0        0       0           0       25,000
RENTAL PROPERTY EXPENSES                 0            0           0   5,348,674          0        0       0           0    5,348,674
ON DEMAND ENERGY OPER EXPENSES           0            0   3,120,703           0          0        0       0           0    3,120,703
ENSITE L.P. OPERATING EXPENSES           0            0           0           0          0  350,112       0           0      350,112
                               -----------  -----------  ----------  ----------  ---------  -------  ------  ----------   ----------
TOTAL OPERATING EXPENSE          8,548,797    3,394,745   4,144,725  41,636,763    699,143  351,098       0  (4,595,448)  54,179,823
                               -----------  -----------  ----------  ----------  ---------  -------  ------  ----------   ----------

TOTAL OPERATING INCOME           3,832,035     (370,504) (1,031,215) 13,815,442   (699,143) (12,623)      0   2,167,606   17,701,598

INTEREST EARNED                    156,146      195,151      68,755     469,912    182,226   36,000       0    (843,503)     264,687
OTHER INCOME                             0    1,012,000     110,000      (7,503) 1,464,924        0       0     182,226    2,761,647
MANAGEMENT FEE                           0    4,342,622           0           0          0        0       0  (4,342,622)           0
                               -----------  -----------  ----------  ----------  ---------  -------  ------  ----------   ----------
TOTAL OTHER INCOME                 156,146    5,549,773     178,755     462,409  1,647,150   36,000       0  (5,003,899)   3,026,334
                               -----------  -----------  ----------  ----------  ---------  -------  ------  ----------   ----------
INTEREST EXPENSE                         0    1,949,412     102,633     951,702          0        0       0    (661,277)   2,342,470

NET INCOME BEFORE TAX            3,988,181    3,229,857    (955,093) 13,326,149    948,007   23,377       0  (2,175,016)  18,385,462

FEDERAL INCOME TAXES             1,257,212      110,888    (331,587)  4,199,323    338,663    2,983       0           0    5,577,482
STATE INCOME TAXES                 398,671       57,484           0   1,331,636    (10,498)  15,015       0           0    1,792,308
                               -----------  -----------  ----------  ----------  ---------  -------  ------  ----------   ----------

NET INCOME AFTER TAX             2,332,298    3,061,485    (623,506)  7,795,190    619,842    5,379       0  (2,175,016)  11,015,672
                               ===========  ===========  ==========  ==========  =========  =======  ======  ==========   ==========

                                DQE ENTERPRISES
                          Consolidating Balance Sheet
                                As of 12/31/99


                                Allegheny                            Property    Keystone
                               Development     DQE                   Venture      Power
                               Corporation Enterprises   OnDemand     Ltd.       Services   JLK            Eliminations    Total
                               ----------- -----------  ----------  ----------  --------- -------  ------  ------------  ----------
ASSETS
CASH                                    $0  $1,103,701         $0           $0       ($1)      $0      $0           $1   $1,103,701
TEMPORARY INVESTMENTS                    0     957,006          0            0         0        0       0            0      957,006
                               ----------- -----------  ---------- -----------  --------- -------  ------ ------------   ----------
TOTAL CASH                              $0  $2,060,707         $0           $0       ($1)      $0      $0           $1   $2,060,707

ACCTS RECEIVABLE-DLC                $2,288          $0         $0     ($10,366)       $0       $0       0           $0      ($8,078)
ACCTS RECEIVABLE-ADC                     0   3,585,246          0            0    50,382        0       0   (3,635,628)           0
ACCTS RECEIVABLE-PVL                     0  14,455,944          0            0    23,001        0       0  (14,478,945)           0
ACCTS RECEIVABLE-KEYSTONE                0     109,155          0            0         0        0       0     (109,155)           0
ACCTS RECEIVABLE-DQE                   980      11,733          0            0         0        0       0            0       12,713
ACCTS RECEIVABLE-MONITOR.COM             0      90,511          0            0         0        0       0            0       90,511
ACCTS RECEIVABLE-JLK TECH                0     283,610          0            0    13,799        0       0     (297,409)           0
ACCTS RECEIVABLE-ON DEMAND ENE           0    (588,742)         0            0         0        0       0      588,742            0
ADVANCES RECEIVABLE-PVL             84,280 (13,233,753)         0            0         0        0       0   13,149,473            0
ADVANCES RECEIVABLE-DE           6,110,964           0    244,399   41,274,569         0        0       0  (47,629,931)           1
ACCTS RECEIVABLE-DQE COMM                0     (19,282)         0            0         0        0       0            0      (19,282)
ADVANCES RECEIVABLE-DQE CO               0      28,481          0            0         0        0       0      (28,481)           0
ACCTS RECEIVABLE-OTHER           1,255,082   1,683,060    435,498       83,543         0        0       0     (176,079)   3,281,104
ACCTS RECEIVABLE-ATS                     0     102,884          0            0         0        0       0            0      102,884
OTHER CURRENT ASSETS                     0           0          0            0    25,000        0       0            0       25,000
                               ----------- -----------  ---------- -----------  --------- -------  ------ ------------   ----------
TOTAL RECEIVABLES               $7,453,594  $6,508,847   $679,897  $41,347,746  $112,182       $0      $0 ($52,617,413)  $3,484,852

INVENTORY                               $0          $0     $7,285           $0        $0       $0      $0           $0       $7,285
DEFERRED FEDERAL INCOME TAXES            0           0          0            0         0        0       0            0            0
DEFERRED STATE INCOME TAXES              0           0          0            0         0        0       0            0            0
                               ----------- -----------  ---------- -----------  --------- -------  ------ ------------   ----------
TOTAL OTHER CURRENT ASSETS              $0          $0     $7,285           $0        $0       $0      $0           $0       $7,285
                               ----------- -----------  ---------- -----------  --------- -------  ------ ------------   ----------

TOTAL CURRENT ASSETS            $7,453,594  $8,569,554   $687,182  $41,347,746  $112,181       $0      $0 ($52,617,412)  $5,552,844

                                DQE ENTERPRISES
                          Consolidating Balance Sheet
                                As of 12/31/99



                                             Allegheny                                         Property        Keystone
                                            Development         DQE                             Venture         Power
                                            Corporation     Enterprises       On Demand          Ltd.          Services
                                           --------------  --------------   -------------   --------------  --------------
OFFICE FURNITURE & EQUIPMENT                     $52,917        $420,583        $363,421          $91,952              $0
ACC DEPREC-OFF FURN & EQUIP                      (38,850)       (226,326)        (83,098)         (65,216)              0
                                           --------------  --------------   -------------   --------------  --------------
OFFICE FURNITURE & EQUIPMENT                     $14,067        $194,257        $280,323          $26,736              $0

BUILDINGS                                             $0              $0              $0      $33,342,099              $0
ACC DEPREC-BUILDINGS                                   0               0               0       (7,006,807)              0

BUILDINGS                                             $0              $0              $0      $26,335,292              $0


ADC ENERGY FACILITIY                         $11,124,429              $0              $0               $0              $0
ACC DEPREC-ADC ENERGY FACILITY                (5,938,195)              0               0                0               0
                                           --------------  --------------   -------------   --------------  --------------
ENERGY FACILITY                               $5,186,234              $0              $0               $0              $0
                                           --------------  --------------   -------------   --------------  --------------


ODE-SHARED SAVINGS ASSETS                             $0              $0      $1,038,657               $0              $0
ODE-ACC DEP SHARED SAVINGS ASSETS                      0               0        (148,243)               0               0
                                           --------------  --------------   -------------   --------------  --------------
ODE SHARED SAVINGS ASSETS                             $0              $0        $890,414               $0              $0

LAND                                                  $0              $0              $0       $5,338,971              $0
                                           --------------  --------------   -------------   --------------  --------------
TOTAL FIXED ASSETS                            $5,200,301        $194,257      $1,170,737      $31,700,999              $0


GOODWILL                                              $0              $0              $0               $0     $18,768,495
DEFERRED DEBITS                                    1,533         300,364          24,325          563,903         570,041
DEFERRED FEDERAL INCOME TAXES                          0               0               0                0               0
DEFERRED STATE INCOME TAXES                            0               0               0                0               0
TOTAL DEFERRED ASSETS                             $1,533        $300,364         $24,325         $563,903     $19,338,536

INVESTMENTS                                           $0     $92,486,866        $110,000               $0      $5,026,966
LEASE PAYMENT RECEIVABLE                               0               0       1,167,626                0               0
                                           --------------  --------------   -------------   --------------  --------------
TOTAL OTHER ASSETS                                    $0     $92,486,866      $1,277,626               $0      $5,026,966
                                           --------------  --------------   -------------   --------------  --------------

TOTAL ASSETS                                 $12,655,428    $101,551,041      $3,159,870      $73,612,648     $24,477,683
                                           ==============  ==============   =============   ==============  ==============


                                                JLK                           Eliminations         Total
                                           --------------                   -----------------  --------------
OFFICE FURNITURE & EQUIPMENT                          $0              $0                  $0        $928,873
ACC DEPREC-OFF FURN & EQUIP                            0               0                   0        (413,490)
                                           --------------  --------------   -----------------  --------------
OFFICE FURNITURE & EQUIPMENT                          $0              $0                  $0        $515,383

BUILDINGS                                             $0              $0                  $0     $33,342,099
ACC DEPREC-BUILDINGS                                   0               0                   0      (7,006,807)

BUILDINGS                                             $0              $0                  $0     $26,335,292


ADC ENERGY FACILITIY                                  $0              $0                  $0     $11,124,429
ACC DEPREC-ADC ENERGY FACILITY                         0               0                   0      (5,938,195)
                                           --------------  --------------   -----------------  --------------
ENERGY FACILITY                                       $0              $0                  $0      $5,186,234
                                           --------------  --------------   -----------------  --------------


ODE-SHARED SAVINGS ASSETS                             $0              $0                  $0      $1,038,657
ODE-ACC DEP SHARED SAVINGS ASSETS                      0               0                   0        (148,243)
                                           --------------  --------------   -----------------  --------------
ODE SHARED SAVINGS ASSETS                             $0              $0                  $0        $890,414

LAND                                                  $0              $0                  $0      $5,338,971
                                           --------------  --------------   -----------------  --------------
TOTAL FIXED ASSETS                                    $0              $0                  $0     $38,266,294


GOODWILL                                              $0              $0                  $0     $18,768,495
DEFERRED DEBITS                                        0               0             (17,243)      1,442,923
DEFERRED FEDERAL INCOME TAXES                          0               0                   0               0
DEFERRED STATE INCOME TAXES                            0               0                   0               0
TOTAL DEFERRED ASSETS                                 $0              $0            ($17,243)    $20,211,418

INVESTMENTS                                     $362,130              $0        ($64,701,636)    $33,284,326
LEASE PAYMENT RECEIVABLE                               0               0                   0       1,167,626
                                           --------------  --------------   -----------------  --------------
TOTAL OTHER ASSETS                              $362,130              $0        ($64,701,636)    $34,451,952
                                           --------------  --------------   -----------------  --------------

TOTAL ASSETS                                    $362,130              $0       ($117,336,291)    $98,482,508
                                           ==============  ==============   =================  ==============



                                DQE ENTERPRISES
                          Consolidating Balance Sheet
                                As of 12/31/99



                                     Allegheny                                        Property        Keystone
                                    Development         DQE                            Venture          Power
                                    Corporation     Enterprises       On Demand         Ltd.          Services           JLK
                                   --------------  --------------   -------------   --------------  --------------  --------------
LIABILITIES & OWNER'S EQUITY

ACCOUNTS PAYABLE-ODE                          $0        $176,079              $0               $0              $0              $0
ACCOUNTS PAYABLE-DLC                           0           6,268           3,558                0               0               0
ACCTS PAYABLE-DE                       3,585,246               0        (588,742)      14,455,944         109,155         283,610
ACCOUNTS PAYABLE-DQE                           0         335,459          41,976                0               0               0
ACCOUNTS PAYABLE-DQEES                    74,958               0               0                0               0               0
ADVANCES PAYABLE-ADC                           0       6,110,964               0           84,280               0               0
ADVANCES PAYABLE-PVL                           0      28,040,816               0                0               0               0
ADVANCES PAYABLE-DE                            0               0               0                0          28,481               0
ADVANCES PAYABLE-ODE                           0         244,399               0                0               0               0
NOTES PAYABLE-CURRENT                          0       8,000,000       2,000,000                0               0               0
ACCOUNTS PAYABLE                               0               0         359,463                0               0               0
ACCOUNTS PAYABLE-OTHERS                  555,364       1,223,939         364,026          178,758               0               0
ACCOUNTS PAYABLE-CHECKS ISSUED            97,502           8,920           1,635           56,209               0               0
PAYROLL WITHHOLDINGS                           0           5,224           6,078                0               0               0
CURRENT PORTION OF LT DEBT                     0               0               0          403,386               0               0
PAYROLL ACCRUAL                                0         112,000               0            7,500               0               0
ACCTS PAYABLE-LONG TERM INC                    0          93,608               0                0               0               0
                                   --------------  --------------   -------------   --------------  --------------  --------------
TOTAL SHORT TERM PAYABLES             $4,313,070     $44,357,676      $2,187,994      $15,186,077        $137,636        $283,610

INTEREST ACCRUED                              $0         $63,715         $13,589               $0              $0              $0
STATE INCOME TAXES PAYABLE               $94,444      $3,320,070         ($5,162)      $1,299,087         ($2,557)         $2,031
ACCRUED LOCAL TAXES                            0               0           5,440                0               0               0
ACCRUED CAPITAL STOCK TAX                  2,696        (251,140)         (3,195)          44,062          62,735             300
RESERVES - CHESTER SALE                        0       3,191,176               0                0               0               0
                                   --------------  --------------   -------------   --------------  --------------  --------------
TOTAL OTHER LIABILITIES                  $97,140      $6,323,821         $10,672       $1,343,149         $60,178          $2,331
                                   --------------  --------------   -------------   --------------  --------------  --------------

TOTAL CURRENT LIABILITIES             $4,410,210     $50,681,497      $2,198,666      $16,529,226        $197,814        $285,941







                                                              Eliminations         Total
                                                            -----------------  --------------


ACCOUNTS PAYABLE-ODE                                  $0           ($176,079)             $0
ACCOUNTS PAYABLE-DLC                                   0                   0           9,826
ACCTS PAYABLE-DE                                       0         (17,845,213)              0
ACCOUNTS PAYABLE-DQE                                   0                   0         377,435
ACCOUNTS PAYABLE-DQEES                                 0                   0          74,958
ADVANCES PAYABLE-ADC                                   0          (6,195,244)              0
ADVANCES PAYABLE-PVL                                   0         (28,040,816)              0
ADVANCES PAYABLE-DE                                    0             (28,481)              0
ADVANCES PAYABLE-ODE                                   0            (244,399)              0
NOTES PAYABLE-CURRENT                                  0                   0      10,000,000
ACCOUNTS PAYABLE                                       0                   0         359,463
ACCOUNTS PAYABLE-OTHERS                                0                   0       2,322,087
ACCOUNTS PAYABLE-CHECKS ISSUED                         0                   0         164,266
PAYROLL WITHHOLDINGS                                   0                   0          11,302
CURRENT PORTION OF LT DEBT                             0                   0         403,386
PAYROLL ACCRUAL                                        0                   0         119,500
ACCTS PAYABLE-LONG TERM INC                            0                   0          93,608
                                           --------------   -----------------  --------------
TOTAL SHORT TERM PAYABLES                             $0        ($52,530,232)    $13,935,831

INTEREST ACCRUED                                      $0                  $0         $77,304
STATE INCOME TAXES PAYABLE                            $0                  $0      $4,707,913
ACCRUED LOCAL TAXES                                    0                   0           5,440
ACCRUED CAPITAL STOCK TAX                              0                   0        (144,542)
RESERVES - CHESTER SALE                                0                   0       3,191,176
                                           --------------   -----------------  --------------
TOTAL OTHER LIABILITIES                               $0                  $0      $7,837,291
                                           --------------   -----------------  --------------

TOTAL CURRENT LIABILITIES                             $0        ($52,530,232)    $21,773,122



                                DQE ENTERPRISES
                          Consolidating Balance Sheet
                                As of 12/31/99



                                   Allegheny                                        Property        Keystone
                                  Development         DQE                            Venture          Power
                                  Corporation     Enterprises       OnDemand          Ltd.          Services           JLK
                                 --------------  --------------   -------------   --------------  --------------  --------------
OTHER LIABILITES                      $178,216              $0        $297,852               $0              $0              $0
DEFERRED INCOME TAXES                  384,505      (3,321,978)         23,247       (1,155,495)        131,598          (3,384)
MORTGAGE PAYABLE                             0               0               0        7,063,091               0               0
OTHER LIABILITIES                            0               0         131,511                0               0               0
                                 --------------  --------------   -------------   --------------  --------------  --------------
TOTAL OTHER LIABILITES                $562,721     ($3,321,978)       $452,610       $5,907,596        $131,598         ($3,384)
                                 --------------  --------------   -------------   --------------  --------------  --------------
TOTAL LIABILITIES                   $4,972,931     $47,359,519      $2,651,276      $22,436,822        $329,412        $282,557

SHAREHOLDER EQUITY:
COMMON STOCK                           $96,000              $2         $45,500               $1              $0              $0
ADDITIONAL PAID IN CAPITAL           6,889,377      79,005,562       1,654,500       50,320,822      23,217,968               0
RETAINED EARNINGS                    6,993,207      27,030,648        (567,898)       3,593,253         310,461          74,193
YTD NET INCOME                       2,332,299       3,061,485        (623,508)       7,795,191         619,842           5,380
DIVIDENDS                           (8,628,386)    (54,906,175)              0      (10,533,441)              0               0
TREASURY STOCK                               0               0               0                0               0               0
                                 --------------  --------------   -------------   --------------  --------------  --------------
TOTAL SHAREHOLDER EQUITY            $7,682,497     $54,191,522        $508,594      $51,175,826     $24,148,271         $79,573
                                 --------------  --------------   -------------   --------------  --------------  --------------
TOTAL LIABILITY/OWNER EQUITY       $12,655,428    $101,551,041      $3,159,870      $73,612,648     $24,477,683        $362,130
                                 ==============  ==============   =============   ==============  ==============  ==============










                                                  Eliminations         Total
                                                -----------------  --------------

OTHER LIABILITES                          $0                  $0        $476,068
DEFERRED INCOME TAXES                      0                   0      (3,941,508)
MORTGAGE PAYABLE                           0                   0       7,063,091
OTHER LIABILITIES                          0                   0         131,511
                               --------------   -----------------  --------------
TOTAL OTHER LIABILITES                    $0                  $0      $3,729,163
                               --------------   -----------------  --------------
TOTAL LIABILITIES                         $0        ($52,530,232)    $25,502,284

SHAREHOLDER EQUITY:
COMMON STOCK                              $0           ($141,500)             $3
ADDITIONAL PAID IN CAPITAL                 0         (82,143,348)     78,944,881
RETAINED EARNINGS                          0             491,979      37,925,843
YTD NET INCOME                             0          (2,175,016)     11,015,673
DIVIDENDS                                  0          19,161,826     (54,906,176)
TREASURY STOCK                             0                  (1)             (1)
                               --------------   -----------------  --------------
TOTAL SHAREHOLDER EQUITY                  $0        ($64,806,060)    $72,980,224
                               --------------   -----------------  --------------
TOTAL LIABILITY/OWNER EQUITY              $0       ($117,336,291)    $94,482,508
                               ==============   =================  ==============


